UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 3, 2009
                ________________________________________________
                Date of Report (Date of earliest event reported)


                            MORGAN CREEK ENERGY CORP.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           NEVADA                       0-25455                   201777817
____________________________    ________________________     ___________________
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


                                5050 QUORUM DRIVE
                                    SUITE 700
                               DALLAS, TEXAS 75254
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (214) 321-0603
               __________________________________________________
               Registrant's telephone number, including area code


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 3. SECURITIES AND TRADING MATTERS

ITEM 3.02  UNREGISTERED SALES

FORWARD STOCK SPLIT

On July 14, 2009, our Board of Directors, pursuant to minutes of written consent in lieu of a special meeting, authorized and approved a forward stock split of two for one (2:1) of our total issued and outstanding shares of common stock (the "Forward Stock Split"). Each of our shareholders holding one share of common stock was entitled to receive an additional two shares of our common stock. The additional shares of our common stock to be issued to the shareholders in accordance with the Forward Stock Split will be mailed on approximately August 4, 2009 without any action on the part of the shareholders.

The Forward Stock Split was effectuated based on market conditions and upon a determination by our Board of Directors that the Forward Stock Split was in our best interests and of the shareholders. In our judgment, the Forward Stock Split will result in an increase in our trading float of shares of common stock available for sale resulting in facilitation of investor liquidity and trading volume potential. The intent of the Forward Stock Split is to increase the marketability of our common stock.

The Forward Stock Split was effectuated with a record date of July 14, 2009 upon filing the appropriate documentation with NASDAQ. The Forward Stock Split increased issued and outstanding shares of common stock from 17,016,196 to approximately 34,032,392 shares of common stock.

Commensurate with the Forward Stock Split, the authorized share capital was increased from 33,333,333 shares of common stock to 66,666,666 with a par value of $0.001 per share.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

    Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

    Not applicable.

(c) SHELL COMPANY TRANSACTION.

    Not applicable.

(d) EXHIBITS.

    Not applicable.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   MORGAN CREEK ENERGY CORP.

Date: August 7, 2009

                                   /s/ PETER WILSON
                                   ________________________________________
                                   NAME:  Peter Wilson
                                   TITLE: President/Chief Executive Officer


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